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                                                                 EXHIBIT 10.1(b)


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                                     CONSENT
                           DATED AS OF APRIL 20, 2001
                                      UNDER
                      AMENDED AND RESTATED CREDIT AGREEMENT

                            Dated as of May 21, 1999

                                      among

                                PRINTPACK, INC.,

                       THE INSTITUTIONS FROM TIME TO TIME
                           PARTIES THERETO AS LENDERS,

                                       and

                                  BANK ONE, NA
                 (FORMERLY, THE FIRST NATIONAL BANK OF CHICAGO),
                                    as Agent


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                         BANC ONE CAPITAL MARKETS, INC.,
                      as Lead Arranger and Sole Book Runner

                                       and

                             SUNTRUST BANK, ATLANTA
                             as Documentation Agent


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                                 SIDLEY & AUSTIN
                                 Bank One Plaza
                            10 South Dearborn Street
                             Chicago, Illinois 60603

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                                     CONSENT
                           DATED AS OF APRIL 20, 2001
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                            DATED AS OF MAY 21, 1999

                  THIS CONSENT ("Consent") is made as of April 20, 2001 by and among Printpack, Inc. (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders") and Bank One, NA (formerly known as The First National Bank of Chicago), with its principal office in Chicago, Illinois, as contractual representative (the "Agent"), under that certain Amended and Restated Credit Agreement dated as of May 21, 1999 by and among the Borrower, the Lenders and the Agent as amended by Amendment No. 1 thereto dated as of December 15, 1999 (as so amended, as hereby modified, and as further amended, modified, supplemented or restated from time to time, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                  WHEREAS, the Borrower has informed the Lenders that it is considering acquiring the operating assets of Independent Packaging LP (hereinafter "IP") on the terms and conditions outlined in the information package dated March 26, 2001 (the "Acquisition Information") distributed to the Lenders (the "Proposed IP Acquisition");

                  WHEREAS, the Proposed IP Acquisition does not constitute a Permitted Acquisition under the terms of the Credit Agreement;

                  WHEREAS, the Borrower has requested that the Lenders consent to the Proposed IP Acquisition and otherwise treat the Proposed IP Acquisition as a Permitted Acquisition;

                  WHEREAS, the Lenders and the Agent have agreed to consent to the Proposed IP Acquisition on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent have agreed to the following consent under the Credit Agreement.

         1. CONSENT TO PROPOSED IP ACQUISITION. Notwithstanding the provisions of Section 7.3(G)(iii)(4) or Section 7.3(G)(iii)(5) of the Credit Agreement to the contrary, effective as of the date hereof, the Lenders consent to the Borrower's consummation of the Proposed IP Acquisition, on substantially the terms as more particularly described in the Acquisition Information; provided that:

                  (a) nothing herein shall relieve the Borrower from the requirement, in connection with the consummation of the Proposed IP Acquisition, to comply with all of the provisions regarding Collateral set forth in the Credit Agreement and the other Loan Documents;

                  (b) nothing herein shall relieve the Borrower from the requirement, in connection with the consummation of the Proposed IP Acquisition, to comply with the provisions set forth in Section 7.3(G)(ii) of the Credit Agreement, if applicable;


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                  (c) nothing herein shall relieve the Borrower from the
requirement, in connection with the consummation of the Proposed IP Acquisition, to comply with the provisions of Section 2.12 of the Credit Agreement;

                  (d) Indebtedness constituting Capitalized Lease Obligations in an aggregate amount not to exceed $7,500,000 assumed by the Borrower in connection with the Proposed IP Acquisition shall be deemed to be Permitted Purchase Money Indebtedness under the Credit Agreement, provided, however, that
(i) the basket available for Permitted Purchase Money Indebtedness under Section 7.3(A)(iii) shall not be utilized as a result of the assumption of such Capitalized Lease Obligations, and (ii) the assumption of such Capitalized Lease Obligations shall not constitute a Capital Expenditure under the Credit Agreement;

                  (e) the basket available for subsequent Acquisitions under
Section 7.3(G)(iii)(4) of the Credit Agreement for the 12-month period following the consummation of the Proposed IP Acquisition shall not be utilized as a result of the Proposed IP Acquisition;

                  (f) the Lenders' consent to the Proposed IP Acquisition shall only be effective if after giving effect to such Acquisition and the incurrence of any Indebtedness permitted by Section 7.3(A) of the Credit Agreement in connection therewith, on a pro forma basis using historical audited and reviewed unaudited financial statements obtained from the seller, broken down by fiscal quarter in the Borrower's reasonable judgment, as if the Acquisition and such incurrence of Indebtedness had occurred on the first day of the twelve-month period ending on the last day of the Borrower's most recently completed fiscal quarter, the Borrower would have had a Fixed Charge Coverage Ratio for such four fiscal quarters of greater than 2.70 to 1.00, and a Leverage Ratio for such four fiscal quarters of less than 3.50 to 1.00;

                  (g) no Default or Unmatured Default shall have occurred and be continuing as of the date of such Acquisition or would result therefrom, and the representations and warranties contained in Article VI of the Credit Agreement, as modified hereby, are true and correct as of the date of such Acquisition; and

                  (h) the Agent shall have received and be reasonably satisfied with the terms of the applicable acquisition agreement and shall have received all such other documents, instruments, agreements, corporate resolutions and opinions as it shall reasonably request in connection with the Proposed IP Acquisition and the Collateral to be granted as a result thereof.

         2. CONDITION OF EFFECTIVENESS. The effectiveness of this Consent is subject to the condition precedent that the Agent shall have received (a) counterparts of this Consent duly executed by the Borrower, the Required Lenders and the Agent and (b) counterparts of the Reaffirmation attached hereto duly executed by Printpack Enterprises, Inc. and Printpack Holdings, Inc.

         3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower hereby represents and warrants as follows:

                  (a) This Consent and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

                  (b) As of the date hereof and giving effect to the terms of this Consent, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in


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Article VI of the Credit Agreement, as modified hereby, are true and correct, except for changes reflecting events, conditions or transactions permitted or not prohibited by the Credit Agreement.

         4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND LOAN DOCUMENTS.

                  (a) Upon the effectiveness of Section 1 hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.

                  (b) Except as specifically modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         5. GOVERNING LAW. THE AGENT ACCEPTS THIS CONSENT, ON BEHALF OF ITSELF, THE LEAD ARRANGER AND THE LENDERS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN THE BORROWER AND THE AGENT, THE LEAD ARRANGER, ANY LENDER, OR ANY OTHER HOLDER OF SECURED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS CONSENT OR THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

         6. HEADINGS. Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purpose.

         7. COUNTERPARTS. This Consent may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


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                  IN WITNESS WHEREOF, this Consent has been duly executed as of the day and year first above written.

                          PRINTPACK, INC.,
                          as the Borrower



                          By: /s/ DELLMER B. SEITTER, III
                              -------------------------------------------------
                          Name: Dellmer B. Seitter, III
                          Title: Treasurer


                          BANK ONE, NA
                          (Formerly known as The First National Bank of Chicago) (Main Office Chicago, Illinois) as Agent and as a Lender



                          By: /s/ LOUIS VIRGO
                              -------------------------------------------------
                          Name: Louis Virgo
                          Title: Assistant Vice President

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                           SUNTRUST BANK, ATLANTA, as Documentation
                           Agent and as a Lender



                           By: /s/ J CHRISTOPHER DEISLEY
                               -------------------------------------------------
                           Name: J. Christopher Deisley
                           Title: Managing Director


                           By: /s/ JUSTIN WILDE
                               -------------------------------------------------
                           Name: Justin Wilde
                           Title: Bank Officer

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                           AMSOUTH BANK, as a Lender



                           By:
                               -------------------------------------------------
                           Name:
                           Title:

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                           COMERICA BANK, as a Lender



                           By: /s/ DANIELLE N. BUTLER
                               -------------------------------------------------
                           Name: Danielle N. Butler
                           Title: Assistant Vice President


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                           FIRST UNION NATIONAL BANK, as a Lender



                           By: /s/ DANIEL L. EVANS
                               -------------------------------------------------
                           Name: Daniel L. Evans
                           Title: Managing Director

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                           WACHOVIA BANK, N.A., as a Lender



                           By: /s/ RICHARD H. MICHALIK
                               -------------------------------------------------
                           Name: Richard H. Michalik
                           Title: Senior Vice President

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                           STEIN ROE & FARNHAM CLO I LTD., as a Lender
                           By:  Stein Roe & Farnham Incorporated
                           Its: Portfolio Manager



                           By:
                               -------------------------------------------------




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                           SRF TRADING, INC., as a Lender



                           By:
                               -------------------------------------------------
                           Name:
                           Title:



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                           GALAXY CLO 1999-1, LTD., as a Lender
                           By:  SAI Investment Adviser, Inc.
                           Its: Collateral Manager



                           By:
                               -------------------------------------------------
                           Name:
                           Title:



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                           KZH SOLEIL 2 LLC, as a Lender
                           By:  SAI Investment Adviser, Inc.
                           Its: Collateral Manager



                           By:
                               -------------------------------------------------
                           Name:
                           Title:


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                           BLACK DIAMOND CLO 1998-1 LTD., as a Lender
                           By:  Black Diamond Capital Management, L.L.C.
                           Its: Collateral Manager



                           By: /s/ JOHN H. CULLINANE
                               -------------------------------------------------
                           Name: John H. Cullinane
                           Title: Director




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                           BLACK DIAMOND INTERNATIONAL FUNDING,
                           LTD., as a Lender



                           By: /s/ DAVID DYER
                               -------------------------------------------------
                           Name: David Dyer
                           Title: Director







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                           BLACK DIAMOND CLO 2000-1 LTD., as a Lender



                           By: /s/ DAVID DYER
                               -------------------------------------------------
                           Name: David Dyer
                           Title: Director




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                           COOPERATIEVE CENTRALE RAIFFEISEN-
                           BOERENLEENBANK, B.A., "RABOBANK
                           NEDERLAND", NEW YORK BRANCH, as a Lender



                           By:
                               -------------------------------------------------
                           Name:
                           Title:




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                           CENTURION CDO II, LTD., as a Lender



                           By:
                               -------------------------------------------------
                           Name:
                           Title:




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                           KZH STERLING LLC, as a Lender



                           By:
                               -------------------------------------------------
                           Name:
                                ------------------------------------------------



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                           REGIONS BANK, as a Lender



                           By: /s/ STEPHEN H. LEE
                               -------------------------------------------------
                           Name: Stephen H. Lee
                           Title: Senior Vice President




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                           TRANSAMERICA BUSINESS CAPITAL
                           CORPORATION (as successor to
                           Transamerica Business Credit Corporation)



                           By: /s/ ROBERT CAPASSO
                               -------------------------------------------------
                           Name: Robert Capasso
                           Title: Senior Vice President




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                                    EXHIBIT A
                                       TO
                               CONSENT DATED AS OF
                                 APRIL 20, 2001

                                  REAFFIRMATION

                                    Attached



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                                  REAFFIRMATION
                           Dated as of April 20, 2001

         Each of the undersigned acknowledges receipt of a copy of the Consent dated as of April 20, 2001 ("Consent") to the Amended and Restated Credit Agreement dated as of May 21, 1999, by and among Printpack, Inc. (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders") and Bank One, NA (formerly known as The First National Bank of Chicago), with its principal office in Chicago, Illinois, as contractual representative (the "Agent") as amended by Amendment No. 1 thereto dated as of December 15, 1999 (as so amended, and as further amended, modified, supplemented or restated from time to time, the "Credit Agreement"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement as so amended. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned reaffirms the terms and conditions of the Loan Documents executed by it, including, without limitation, the Parent Agreements, and acknowledges and agrees that all such Loan Documents remain in full force and effect and are hereby ratified, reaffirmed and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Consent and as the same may from time to time hereafter be amended, modified or restated.

                                       PRINTPACK ENTERPRISES, INC.



                                       By: /s/ DELLMER B. SEITTER, III
                                           -------------------------------------
                                       Name: Dellmer B. Seitter, III
                                       Title: Treasurer



                                       PRINTPACK HOLDINGS, INC.



                                       By: /s/ DELLMER B. SEITTER, III
                                           -------------------------------------
                                       Name: Dellmer B. Seitter, III
                                       Title: Treasurer